SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 22, 2003
                                                --------------------------------


                                Delta Mills, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                             ---------------------
                          (State of Other Jurisdiction
                                of Incorporation)

            333-376-17                                   13-2677657
-----------------------                          ----------------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina          29606
-------------------------------------------------------------       -----------
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (864) 255-4122
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                      ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1     Press release issued by Delta Mills, Inc. on April 22, 2003.

ITEM 9.  REGULATION F-D DISCLOSURE.

On April 22, 2003, Delta Mills, Inc. issued its financial results release for the fiscal quarter ended March 29, 2003. The financial results release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Bill Garrett, President and CEO, will hold an analyst conference call on Wednesday April 23, 2003 at 9:30 A.M. eastern time to discuss financial results  and give a  business  update.  The  conference  call will be  broadcast
through          the           Company's           web          site          at
http://deltawoodside.com/investorrelations.htm. A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth under Item 9 above is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DELTA MILLS, INC.

Date:  April 22, 2003                       By: /s/ W. H. Hardman, Jr.
                                            -----------------------------------
                                            W.H. Hardman, Jr.
                                            Chief Financial Officer





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                                    EXHIBITS

         99.1     Press release issued by Delta Mills, Inc. on April 22, 2003.